UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Automatic Data Processing, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey		07068
(Address of principal executive offices)		(Zip Code)

(973) 974-5000

Registrant’s Telephone Number, Including Area Code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2021, Automatic Data Processing, Inc. (the “Company”) executed an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with BofA Securities, Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of its 1.700% senior notes due 2028 (the “Notes”).

The sale of the Notes was registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (File No. 333-226705) (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated August 8, 2018 and a prospectus supplement dated May 11, 2021.

The Notes were issued on May 14, 2021 pursuant to an Indenture (in substantially the form previously filed with the Registration Statement) by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture by and between the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 8.01 Other Events.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement among Automatic Data Processing, Inc. and BofA Securities, Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the Underwriters listed in Schedule 1 thereto, dated May 11, 2021

Exhibit 4.1	Second Supplemental Indenture between Automatic Data Processing, Inc. and U.S. Bank National Association, as trustee

Exhibit 4.2	Form of Global Note representing the Company’s 1.700% Notes due 2028 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Davis Polk & Wardwell LLP

Exhibit 23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

AUTOMATIC DATA PROCESSING, INC. (Registrant)

Date: May 14, 2021	By:	/s/ Michael A. Bonarti
		Name:	Michael A. Bonarti
		Title:	Corporate Vice President, General Counsel and Secretary

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